29 Earnings per share (Tables)	12 Months Ended
Dec. 31, 2020
Earnings per share [abstract]
Schedule of earnings per share

The table below presents the determination of net income available to holders of common shares and the weighted average number of common shares outstanding used to calculate basic and diluted earnings per share in each reporting exercise:

	For the year ended December 31,
	2020	2019	2018
		Restated
Basic and diluted number:
Allocated basic earnings and not distributed- Continued operation	1,189	1,076	1,076
Allocated basic earnings and not distributed- Discontinued operation	209	(29)	—
Net income allocated available to common shareholders	1,398	1,047	1,076
Basic and diluted denominator (millions of shares)
Weighted average of the number of shares	268	258	173
Basic and diluted earnings per million shares (R$) Continued operations	4.43657	4.17054	6.21186
Basic and diluted earnings per million shares (R$) - Attributable to controlling shareholders	5.21642	4.05814	6.21186